INVESTMENT SECURITIES	12 Months Ended
Dec. 31, 2017
Investments, Debt and Equity Securities [Abstract]
INVESTMENT SECURITIES
3.	INVESTMENT SECURITIES

Investment securities, solely represent investments in marketable equity securities classified as short-term, are as follows:

December 31, 2017
Cost	$90,000
Unrealized losses	(126)

Fair value	$89,874

As of December 31, 2017, the Group considered the declines in market value of its marketable equity securities to be temporary in nature and does not consider any of its investments other-than-temporarily impaired. When evaluating an investment for other-than-temporary impairment, the Group reviews factors such as the length of time and extent to which fair value has been below its cost basis, the financial condition of the issuer and any changes thereto, changes in market interest rates and the Group’s intent to sell, or whether it is more likely than not it will be required to sell the investment before recovery of the investment’s cost basis.